                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                         MID AMERICA REALTY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                                     [LOGO]

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                 APRIL 22, 1998

To the Shareholders of Mid-America Realty Investments, Inc.:

    Notice is hereby given that the Annual Meeting of Shareholders will be held at 10:00 a.m. on Wednesday, April 22, 1998 at the Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska for the following purposes:

    (1) To elect directors to serve for the following year.

    (2) To ratify the appointment of independent public accountants.

    (3) To transact such other business as may properly come before the meeting.

    The Directors have fixed the close of business on February 27, 1998 as the record date for shares entitled to vote at the meeting.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                          Jerome L. Heinrichs

                                                    [SIG]

                                          Chairman and Chief Executive Officer

March 18, 1998

                      MID-AMERICA REALTY INVESTMENTS, INC.
                             11506 Nicholas Street
                                   Suite 100
                             Omaha, Nebraska 68154

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of Mid-America Realty Investments, Inc. (the "Company") to be held on Wednesday, April 22, 1998 at 10:00 a.m. at the Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska. A copy of the Company's Annual Report for the fiscal year ended December 31, 1997 accompanies this Proxy Statement. The executive offices of the Company are located at 11506 Nicholas Street, Suite 100, Omaha, Nebraska 68154.

    Shareholders of record as of the close of business on February 27, 1998 will be entitled to vote at the meeting. On that date, there were 8,285,235 shares of common stock outstanding.

    The presence of a majority of the outstanding shares of common stock, represented in person or by proxy at the meeting, will constitute a quorum. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum. Proxies relating to "street name" shares that are voted by brokers on some matters will be treated as shares present for purposes of determining the presence of a quorum, but will not be treated as shares entitled to vote at the annual meeting on those matters as to which authority to vote is withheld by the broker ("broker non-votes").

    The five nominees receiving the highest vote totals will be elected as directors of the Company. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote. A broker non-vote will not be counted as an affirmative vote or a negative vote because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority.

    A shareholder giving a proxy may revoke it before the meeting by mailing a signed instrument revoking the proxy to: Secretary, Mid-America Realty Investments, Inc., Suite 100, 11506 Nicholas Street, Omaha, Nebraska 68154. To be effective, a mailed revocation must be received by the Secretary before the date of the Annual Meeting. A shareholder may also attend the Annual Meeting in person, and at that time withdraw his or her proxy and vote in person. This proxy statement is being mailed to shareholders on or about March 18, 1998.

    The proxy is being solicited by the Board of Directors of the Company. Proxies may also be solicited by officers and employees of the Company, and by Kissel-Blake, Inc. and its employees, by means of personal contacts or telephone contacts. The cost of solicitation of proxies including the cost of reimbursing banks, brokers, and other record holders for forwarding proxies and proxy statements to the beneficial holders of the shares, will be borne by the Company.

                             ELECTION OF DIRECTORS

    All directors of the Company are elected at each Annual Meeting. Pursuant to the By-Laws, the number of directors to be elected is five. Any vacancy on the Board from time to time will be filled by a vote of the remaining directors. Each person so elected shall serve until the Company's next Annual Meeting and/or until his successor is elected and qualified.

    The persons named as proxies in the accompanying proxy intend to vote for the election of the persons named below, all of whom are presently directors of the Company, to serve until the next Annual Meeting of Shareholders and/or until their successors are elected and shall qualify. It is expected that each of the nominees will be able to serve, but if such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees.

PERSONS NOMINATED FOR ELECTION AS DIRECTORS

      NAME, POSITION AND                         PRINCIPAL OCCUPATION
    TENURE WITH THE COMPANY      AGE           FOR THE PAST FIVE YEARS
-------------------------------  ---  ------------------------------------------
Jerome L. Heinrichs              58   Mr. Heinrichs was appointed Chief Oper-
Chairman and Chief Executive          ating Officer in April 1992 and Chairman
Officer                               and Chief Executive Officer in October
Director Since December 1986          1992. Mr. Heinrichs was the co-founder,
                                      President and Chairman of the Board of
                                      Investors Realty, Inc., Omaha, Nebraska, a
                                      commercial and industrial real estate
                                      brokerage, leasing and management company
                                      from 1975 to April 1992.

Daniel A. Burkhardt              50   Mr. Burkhardt has been a Principal in the
Director Since January 1989           Investment Banking Department of Edward D.
                                      Jones & Co. since January 1980. Mr.
                                      Burkhardt also serves as a Director for
                                      the following organizations: The Essex
                                      County Gas Company, Amesbury,
                                      Massachusetts; St. Joseph Light and Power,
                                      St. Joseph Missouri; Community Investment
                                      Partners I and II, St. Louis, Missouri;
                                      and SEMCO Inc., Port Huron, Michigan.

      NAME, POSITION AND                         PRINCIPAL OCCUPATION
    TENURE WITH THE COMPANY      AGE           FOR THE PAST FIVE YEARS
-------------------------------  ---  ------------------------------------------
Michael F. Lawler                52   Mr. Lawler has been Vice President and
Director Since January 1990           Treasurer of Tenaska, Inc. and its affili-
                                      ated companies, Omaha, Nebraska, an
                                      international developer of independent
                                      power projects and marketer of natural gas
                                      and electricity, since November 1991. He
                                      has financed in excess of $1.5 billion of
                                      debt and equity capital for Tenaska
                                      affiliated entities.

John L. Maginn                   58   Mr. Maginn has been Executive Vice
Director Since June 1992              President, Chief Investment Officer and
                                      Treasurer of Mutual of Omaha Insurance
                                      Company and United of Omaha Life Insurance
                                      Company since August 1987. He is also
                                      President of Mutual Asset Management
                                      Company.

Gary R. Hawkins                  51   Mr. Hawkins is a partner in the real
Director Since January 1996           estate development company Hawkins-Smith
                                      Development Co. located in Boise, Idaho.
                                      He is active as a senior instructor in the
                                      commercial investment division of the
                                      National Association of Realtors. For the
                                      past 20 years, Mr. Hawkins has written and
                                      taught courses on shopping center
                                      development and market feasibility.

DIRECTOR MEETINGS AND COMPENSATION

    The Board of Directors met ten times during 1997, including five meetings by teleconference. The Board of Directors has assigned certain responsibilities to committees. All directors attended at least 75% of the meetings of the Board and Committees on which he served.

    The Audit Committee consists of Mr. Lawler (Chairman) and Mr. Maginn. The Audit Committee recommends the independent accounting firm to be retained each year, meets periodically with the independent accountants and management to review the scope of audit procedures, to review audit reports and to consider internal control and financial reporting matters. The Committee met one time in 1997.

    The Finance Committee consists of Mr. Lawler (Chairman), Mr. Maginn and Mr. Heinrichs. The Finance Committee reviews the Company's operating results and financial position (including short-term and long-term liquidity), evaluates potential sources of capital and reviews proposals for potential acquisitions. The Committee met four times in 1997.

    The Compensation Committee consists of Mr. Burkhardt (Chairman) and Mr. Lawler. The Compensation Committee determines the amount and types of renumeration to be paid to management employees and administers the Company's stock plans. The Committee met one time in 1997.

    The Company does not have a standing Nominating Committee.

    Directors who are not employees of the Company receive fees of i) $10,000 per annum (50% of this retainer is paid in the form of Company stock), ii) $500 for each meeting of the Board of Directors ($250 for telephone meetings), and
iii) $250 for each committee meeting ($150 for telephone meetings).

EXECUTIVE OFFICERS OF THE COMPANY

                                                           PRINCIPAL OCCUPATION
         NAME AND POSITION                AGE            FOR THE PAST FIVE YEARS
------------------------------------      ---      ------------------------------------
Jerome L. Heinrichs,                          58   See "Persons Nominated for Election
Chief Executive Officer                            as Directors"

Dennis G. Gethmann,                           48   Mr. Gethmann was promoted to Presi-
President and Chief Operating                      dent and Chief Operating Officer in
Officer                                            January 1995. Mr. Gethmann has been
                                                   Chief Financial Officer of the
                                                   Company since October 1993. Mr.
                                                   Gethmann was the President and Chief
                                                   Financial Officer of Financial
                                                   Services with Marquette Partners,
                                                   Minneapolis, Minnesota, a real
                                                   estate firm that managed and owned
                                                   commercial real estate, from March
                                                   1990 to October 1993.

OWNERSHIP OF SHARES BY DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information concerning all shares beneficially owned as of February 27, 1998 by each director and executive officer. The voting and investment power for all shares listed are held solely by the named holder.

                                                     SHARES         PERCENTAGE OF
NAMED DIRECTOR OR EXECUTIVE OFFICER            BENEFICIALLY OWNED   COMMON STOCK
---------------------------------------------  ------------------   -------------
Jerome L. Heinrichs                                 143,272*            1.73%
Dennis G. Gethmann                                   90,370*            1.09%
John L. Maginn                                        7,824            **
Michael F. Lawler                                     4,224            **
Daniel A. Burkhardt                                   4,190            **
Gary R. Hawkins                                       1,557            **
                                                    -------              ---
Directors and Executive Officers as a Group
 (6 persons)                                        251,437             3.04%
                                                    -------              ---
                                                    -------              ---

------------------------

 * Includes presently exercisable options for shares of 125,000 for Mr. Heinrichs and 75,000 for Mr. Gethmann.

**  Less than 1% of the Company's common stock.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information available to the Company and as reported on Schedule 13Gs filed with the Securities and Exchange Commission in February 1998 with respect to shares of the Company held by those persons known to the Company to be beneficial owners (as determined under the rules of the Securities and Exchange Commission) of more than 5% of the Company's shares of common stock then outstanding:

                                              SHARES BENEFICIALLY OWNED
                                             ----------------------------
                                                              PERCENT OF
              NAME AND ADDRESS               NUMBER OF       TOTAL SHARES
             OF BENEFICIAL OWNER              SHARES         OUTSTANDING
      ---------------------------------      ---------       ------------
      Merrill Lynch & Co., Inc.               751,300            9.07%
      World Financial Center, North
      Tower
      250 Versey Street
      New York, New York 10281

SUMMARY COMPENSATION TABLE

    The following table shows compensation paid by the Company for services rendered during 1997, 1996 and 1995 to the Chief Executive Officer and the only other executive officer of the Company whose salary and bonus exceeded $100,000 in 1997.

                                                                                        ALL OTHER
           NAME AND PRINCIPAL POSITION               YEAR       SALARY       BONUS     COMPENSATION
-------------------------------------------------  ---------  -----------  ---------  --------------
Jerome L. Heinrichs,                                    1997  $ 158,250    $  31,250   $  30,976(1)
 Chairman and Chief Executive Officer                   1996    158,250       26,500      29,472(2)
                                                        1995    150,000       22,500      29,212(3)

Dennis G. Gethmann,                                     1997    142,425       31,250      28,563(4)
 President and Chief Operating Officer                  1996    142,425       31,250      24,121(5)
                                                        1995    135,000       22,500      17,830(6)

------------------------

(1) Represents $13,955 paid by the Company for the annual premium on life insurance on the executive's life in 1997 pursuant to the Company's Executive Death Benefit Plan, $10,000 of contributions by the Company during 1997 pursuant to the Company's Executive Deferred Compensation Plan, $5,256 paid by the Company during 1997 related to the Company's Executive Disability Plan and $1,765 of benefits associated with the Company's Executive Health Insurance Program.

(2) Represents $13,955 paid by the Company for the annual premium on life insurance on the executive's life in 1996 pursuant to the Company's Executive Death Benefit Plan, $10,000 of contributions by the Company during 1996 pursuant to the Company's Executive Deferred Compensation Plan, $5,004 paid by the Company during 1996 related to the Company's Executive Disability Plan and $513 of benefits associated with the Company's Executive Health Insurance Program.

(3) Represents $13,955 paid by the Company for the annual premium on life insurance on the executive's life in 1995 pursuant to the Company's Executive Death Benefit Plan, $10,000 of contributions by the Company during 1995 pursuant to the Company's Executive Deferred Compensation Plan, $4,759 paid by the Company during 1995 related to the Company's Executive Disability Plan and $498 of benefits associated with the Company's Executive Health Insurance Program.

(4) Represents $4,260 paid by the Company for the annual premium on life insurance on the executive's life in 1997 pursuant to the Company's Executive Death Benefit Plan, $9,969 of contributions by the Company during 1997 pursuant to the Company's Executive Deferred Compensation Plan, $1,802 paid by the Company during 1997 related to the Company's Executive Disability Plan and $12,532 of benefits associated with the Company's Executive Health Insurance Program.

(5) Represents $4,260 paid by the Company for the annual premium on life insurance on the executive's life in 1996 pursuant to the Company's Executive Death Benefit Plan, $9,969 of contributions by the Company during 1996 pursuant to the Company's Executive Deferred Compensation Plan, $1,706 paid by the Company during 1996 related to the Company's Executive Disability Plan and $8,186 of benefits associated with the Company's Executive Health Insurance Program.

(6) Represents $4,260 paid by the Company for the annual premium on life insurance on the executive's life in 1995 pursuant to the Company's Executive Death Benefit Plan, $8,438 of contributions by the Company during 1995 pursuant to the Company's Executive Deferred Compensation Plan, $1,618 paid by the Company during 1995 related to the Company's Executive Disability Plan and $3,514 of benefits associated with the Company's Executive Health Insurance Program.

OPTION GRANTS IN 1997

    There were no stock options granted to employees during 1997.

OPTION EXERCISES IN 1997 AND YEAR-END VALUES TABLE

                                                                                          VALUE OF
                                                                         NUMBER OF      UNEXERCISED
                                                                        UNEXERCISED    IN-THE- MONEY
                                                                        OPTIONS AT       OPTIONS AT
                                                                        FY-END (#)         FY-END
                                     SHARES ACQUIRED  VALUE REALIZED   EXERCISABLE/     EXERCISABLE/
               NAME                  ON EXERCISE (#)        $          UNEXERCISABLE   UNEXERCISABLE
-----------------------------------  ---------------  --------------  ---------------  --------------
Jerome L. Heinrichs                          0                0         125,000 / 0     $106,250 / 0
Dennis G. Gethmann                           0                0         75,000 / 0      $106,250 / 0

EMPLOYMENT AGREEMENTS

    The Company and Mr. Heinrichs are parties to an employment agreement dated April 13, 1992. Mr. Heinrichs receives a base salary of at least $120,000 per annum plus customary fringe benefits, which base salary is to be reviewed by the Board of Directors on an annual basis.

    The Company and Mr. Gethmann are parties to an employment agreement dated January 20, 1994. Mr. Gethmann receives a base salary of at least $110,000 per annum plus customary fringe benefits, which base salary is to be reviewed by the Board of Directors on an annual basis.

    Each employment agreement is terminable by either party thereto at any time subject to certain notice requirements; provided, if the Company terminates an employment agreement without cause (as defined in each employment agreement), the terminated executive will receive severance pay equal to his normal monthly pay for a period of two years. If an employment agreement is terminated following a change in control of the Company (as defined in each employment agreement), the terminated executive will receive severance payments equal to 200% of his then current annual base salary.

REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee is responsible for establishing and administering the executive compensation and stock option plans for the Company. The Committee is composed of non-employee directors.

    The base salary for the Company's executive officers is reviewed annually by the Committee. The Committee also considers discretionary bonus payments annually based upon various factors including corporate and individual performance during the year. The Committee approved 1997 bonuses of $31,250 to Mr. Heinrichs and $31,250 to Mr. Gethmann based upon the Committee's subjective determination of each executive's performance and contributions to the success of the Company during the year.

    The Committee established during 1994 the Executive Death Benefit Plan and the Executive Deferred Compensation Plan, both of which are designed to further assist the Company in attracting and retaining executive officers. Under the Executive Death Benefit Plan, the Company purchased a $300,000 split-dollar life insurance policy on the Chief Executive Officer and a $225,000 split-dollar life insurance policy on the President. The executive officer pays the "term" portion of the annual premium and the Company pays the balance of the annual premium (which amount must be repaid to the Company from the proceeds of the policy), which amount is reflected as "all other compensation" in the Summary Compensation Table. Under the Executive Deferred Compensation Plan, the executive officers are entitled to defer a portion of their base salary and annual bonuses. The Company matches up to 50% of such deferrals up to $10,000 per executive per year. Such Company contributions vest 50% after five years and in installments thereafter. The Company matching contributions, and the interest credited to the deferred accounts on an annual basis, are included in "all other compensation" in the Summary Compensation Table.

    The Committee also administers the Company's Stock Plans. No option grants were made during 1997.

                                          The Compensation Committee

                                            Daniel A. Burkhardt, Chairman
                                            Michael F. Lawler

STOCK PRICE PERFORMANCE GRAPH

    The following performance graph compares the performance of the Company's common stock to the total returns in the Standard and Poor's 500 Stock Index ("S & P 500 Index") and the National Association of Real Estate Investment Trusts Total Return Index for Equity REITs ("NAREIT Equity Index"). The performance graph shows the cumulative, five-year shareholders returns. The graph assumes that the value of the investment in the Company's common stock, the S & P 500 Index and the NAREIT Equity Index was $100 at December 31, 1992 and that any dividends were reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MID-AMERICA REALTY
            INVESTMENTS, INC.    NAREIT EQUITY INDEX    S&P 500 INDEX
1992                   $100.00                $100.00          $100.00
1993                    104.00                 119.00           110.00
1994                     78.00                 120.00           111.00
1995                     93.00                 141.00           153.00
1996                    126.00                 192.00           188.00
1997                    147.00                 228.00           251.00

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

    The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as the independent certified public accountants to audit the books and accounts of the Company and its consolidated subsidiary for the year 1998 subject to ratification by shareholders. Deloitte & Touche LLP has audited the Company's books and records every year since 1987.

    A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions by shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be included in the Company's proxy statement for the 1999 annual meeting of shareholders must be received by the Company no later than November 9, 1998 in order for such proposals to be considered for inclusion in the Company's proxy statement relating to such meeting.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Based solely on a review of copies of such forms furnished to the Company in accordance with SEC regulations and certain written representations received by the Company, the Company believes that during the period January 1, 1997 through December 31, 1997, its Executive Officers and Directors were in compliance with all applicable Section 16(a) filing requirements except that Mr. Gethmann filed one late report covering one transaction.

                                 OTHER MATTERS

    The Board of Directors does not know of any matter, other than those described above, that may be presented for action at the Annual Meeting. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter and upon such proposal in accordance with their best judgment.

      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY /X/

                                                                   Withhold   Withhold For Only
                                                    Vote For All   For All    The Following
                                                    Nominees       Nominees   Nominee(s):

Item 1. Election of Directors--for the following             / /        / /           / /          ___________________
        nominees for Director: Daniel A. Burkhardt,
        Jerome L. Heinrichs, Michael F. Lawler,
        John L. Maginn, Gary R. Hawkins.
                                                             For       Against       Abstain       THIS PROXY, WHEN PROPERLY
Item 2. Ratify the appointment of independent                / /        / /           / /          EXECUTED, WILL BE VOTED IN THE
        public accountants for 1998.                                                               MANNER DIRECTED HEREIN BY THE
                                                                                                   UNDERSIGNED SHAREHOLDER. IF NO
                                                                                                   DIRECTION IS MADE, THIS PROXY
                                                                                                   WILL BE VOTED FOR PROPOSALS 1
                                                                                                   AND 2.

                                                                                                   Dated ____________________, 1998

                                                                                                   ________________________________
                                                                                                       (Signature of Shareholder)
                                                                                                   ________________________________
                                                                                                       (Signature of Shareholder)

                                                                                                   PLEASE DATE AND SIGN NAME
                                                                                                   EXACTLY AS IT APPEARS ON THIS
                                                                                                   CARD AND RETURN THIS PROXY
                                                                                                   PROMPTLY IN THE ENCLOSED
                                                                                                   ENVELOPE WHICH REQUIRES NO
                                                                                                   POSTAGE IF MAILED IN THE UNITED
                                                                                                   STATES.
                                                                                                   Joint owners should each sign.
                                                                                                   Executors, administrators,
                                                                                                   trustees, guardians and corporate
                                                                                                   officers should give title.

                          MID-AMERICA REALTY INVESTMENTS, INC.
       PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 1998

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby constitutes and appoints Jerome L. Heinrichs and Dennis G. Gethmann, or either of them, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the 1998 Annual Meeting of Shareholders of the Company to be held at the Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska, on Wednesday, April 22, 1998 at 10:00 a.m., and at any adjournment thereof, upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

                                       (Please mark this Proxy and sign and
                                       date it on the reverse side hereof and
                                       return it in the enclosed envelope.)